UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2003

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of September 1, 2003, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2003-BC3)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-106175-01             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2003 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LLP, as servicer, and JPMorgan Chase Bank, as trustee.

    On December 26, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-BC3
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 6, 2004              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2003



                 Specialty Underwirting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2003-BC3
                                Statement to Certificate Holders
                                      December 26, 2003

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A        305,564,000.00    301,885,853.94     2,021,497.10     381,812.23     2,403,309.33   0.00         0.00      299,864,356.84
M1        23,149,000.00     23,149,000.00             0.00      35,258.02        35,258.02   0.00         0.00       23,149,000.00
M2        19,445,000.00     19,445,000.00             0.00      45,523.58        45,523.58   0.00         0.00       19,445,000.00
M3         6,482,000.00      6,482,000.00             0.00      16,849.82        16,849.82   0.00         0.00        6,482,000.00
B1         5,556,000.00      5,556,000.00             0.00      19,466.26        19,466.26   0.00         0.00        5,556,000.00
B2         5,556,000.00      5,556,000.00             0.00      19,705.47        19,705.47   0.00         0.00        5,556,000.00
B3         4,628,000.00      4,628,000.00             0.00      16,414.13        16,414.13   0.00         0.00        4,628,000.00
R                100.00              0.00             0.00           0.00             0.00   0.00         0.00                0.00
C                  0.00              0.00             0.00   1,415,684.38     1,415,684.38   0.00         0.00                0.00
P                  0.00              0.00             0.00      42,619.90        42,619.90   0.00         0.00                0.00
TOTALS   370,380,100.00    366,701,853.94     2,021,497.10   1,993,333.79     4,014,830.89   0.00         0.00      364,680,356.84

S        370,380,100.00    366,701,853.94             0.00     151,964.81       151,964.81      0.00         0.00   364,680,356.84
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A       84751PAV1       987.96276374     6.61562586     1.24953277      7.86515862          981.34713788    A       1.468750 %
M1      84751PAX7     1,000.00000000     0.00000000     1.52309041      1.52309041        1,000.00000000    M1      1.768750 %
M2      84751PAY5     1,000.00000000     0.00000000     2.34114580      2.34114580        1,000.00000000    M2      2.718750 %
M3      84751PAZ2     1,000.00000000     0.00000000     2.59947856      2.59947856        1,000.00000000    M3      3.018750 %
B1      84751PBA6     1,000.00000000     0.00000000     3.50364651      3.50364651        1,000.00000000    B1      4.068750 %
B2      84751PBB4     1,000.00000000     0.00000000     3.54670086      3.54670086        1,000.00000000    B2      4.118750 %
B3      84751PBC2     1,000.00000000     0.00000000     3.54670052      3.54670052        1,000.00000000    B3      4.118750 %
R       84751PBD0         0.00000000     0.00000000     0.00000000      0.00000000            0.00000000    R       1.468750 %
TOTALS                  990.06899653     5.45789879     5.38185985     10.83975864          984.61109773

S       84751PAW9       990.06899653     0.00000000     0.41029421      0.41029421          984.61109773    S       0.481250 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                              Rebekah S. Pappachen
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858
                       Email: rebekah.pappachen@chase.com


Section 4.05(a)(i)        Scheduled Principal                                                           306,496.45
                          Principal Prepayments                                                       1,715,000.65
                          Repurchased Principal                                                               0.00
                          Extra Principal Distribution Amount                                                 0.00
                          Prepayment Penalties                                                           42,619.90

Section 4.05(a)(v)        Total Beginning Number of Loans                                                    2,664
                          Total Beginning Collateral Balance                                        366,703,947.88
                          Total Ending Number of Loans                                                       2,653
                          Total Ending Collateral Balance                                           364,682,450.78

Section 4.05(a)(v)        Group 1 Beginning Number of Loans                                                  1,081
                          Group 1 Beginning Collateral Balance                                      124,747,305.17
                          Group 1 Ending Number of Loans                                                     1,077
                          Group 1 Ending Collateral Balance                                         124,253,918.43

Section 4.05(a)(v)        Group 2 Beginning Number of Loans                                                  1,583
                          Group 2 Beginning Collateral Balance                                      241,956,642.71
                          Group 2 Ending Number of Loans                                                     1,576
                          Group 2 Ending Collateral Balance                                         240,428,532.35

Section 4.05(a)           O/C Amount                                                                      2,093.94
                          Targeted O/C Amount                                                                 0.00
                          O/C Deficiency Amount                                                               0.00
                          O/C Release Amount                                                                  0.00
                          Monthly Excess Interest                                                     1,415,684.38
                          Monthly Excess Cash Flow Amount                                             1,415,684.38

Section 4.05(a)(vi)       Servicing Fee                                                                 152,793.27
Section 4.05(a)(viii)     Current Advances                                                              337,961.71

Section 4.05(a)(ix)       Cumulative Realized Loss Amount                                                     0.00

Section 4.05(a)(ix)       Cumulative Class A Applied Realized Loss Amount                                     0.00
                          Cumulative Class M1 Applied Realized Loss Amount                                    0.00
                          Cumulative Class M2 Applied Realized Loss Amount                                    0.00
                          Cumulative Class M3 Applied Realized Loss Amount                                    0.00
                          Cumulative Class B1 Applied Realized Loss Amount                                    0.00
                          Cumulative Class B2 Applied Realized Loss Amount                                    0.00
                          Cumulative Class B3 Applied Realized Loss Amount                                    0.00

Section 4.05(a)(x)        Current Realized Loss Amount                                                        0.00
Section 4.05(a)(x)        Current Class A  Applied Realized Loss Amount                                       0.00
                          Current Class M1 Applied Realized Loss Amount                                       0.00
                          Current Class M2 Applied Realized Loss Amount                                       0.00
                          Current Class M3 Applied Realized Loss Amount                                       0.00
                          Current Class B1 Applied Realized Loss Amount                                       0.00
                          Current Class B2 Applied Realized Loss Amount                                       0.00
                          Current Class B3 Applied Realized Loss Amount                                       0.00

Section 4.05(a)(xi)                                                  Loans Delinquent
                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        21             2,395,922.64                  1.93 %
                                                2 Month                         3               124,613.34                  0.10 %
                                                3 Month                         2                58,496.82                  0.05 %
                                                Total                      26                 2,579,032.80                  2.08 %
                                                 Group 2
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        39             5,903,043.18                  2.46 %
                                                2 Month                        12             1,790,536.08                  0.74 %
                                                3 Month                         8             1,141,535.11                  0.47 %
                                                 Total                         59             8,835,114.37                  3.67 %

                                                Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                                  Loans in Foreclosure

                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           4              345,492.50                  0.14 %

Section 4.05(a)(xi)                                                  Loans in Bankruptcy
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           2               99,874.94                  0.08 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1               52,374.19                  0.02 %

Section 4.05(a)(xiii)                                                Loans in REO
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Section 4.05(a)(xv)       Has the Step Down Trigger Occurred?                                                                  NO

                          Rolling 3 Month Prior Delinquency Percentage                                                        N/A

                          Cumulative Realized Losses as a Percentage of Original Collateral Balance                      0.0000 %

Section 4.05(a)(xvi)      Class A Interest Carryforward Amount                                                               0.00
                          Class S Interest Carryforward Amount                                                               0.00
                          Class M1 Interest Carryforward Amount                                                              0.00
                          Class M2 Interest Carryforward Amount                                                              0.00
                          Class M3 Interest Carryforward Amount                                                              0.00
                          Class B1 Interest Carryforward Amount                                                              0.00
                          Class B2 Interest Carryforward Amount                                                              0.00
                          Class B3 Interest Carryforward Amount                                                              0.00
                          Class R Interest Carryforward Amount                                                               0.00

Section 4.05(a)(xvii)     Class A Interest Carryover Amount Paid                                                             0.00
                          Class S Interest Carryover Amount Paid                                                             0.00
                          Class M1 Interest Carryover Amount Paid                                                            0.00
                          Class M2 Interest Carryover Amount Paid                                                            0.00
                          Class M3 Interest Carryover Amount Paid                                                            0.00
                          Class B1 Interest Carryover Amount Paid                                                            0.00
                          Class B2 Interest Carryover Amount Paid                                                            0.00
                          Class B3 Interest Carryover Amount Paid                                                            0.00
                          Class R Interest Carryover Amount Paid                                                             0.00

Section 4.05(a)(xviii)    Repurchased Principal                                                                              0.00

Section 4.05(a)(xx)       Credit Risk Manager Fee Paid                                                                   4,583.80

Section 4.05(a)           Weighted Average Mortgage Rate for All Loans                                                     7.40 %

                          Weighted Average Term to Maturity Group 1                                                           323
                          Weighted Average Term to Maturity Group 2                                                           355

Section 4.05(a)           Total Class Interest Accrual Relief Act Reduction                                                  0.00
                          Class A Interest Accrual Relief Act Reduction                                                      0.00
                          Class S Interest Accrual Relief Act Reduction                                                      0.00
                          Class M1 Interest Accrual Relief Act Reduction                                                     0.00
                          Class M2 Interest Accrual Relief Act Reduction                                                     0.00
                          Class M3 Interest Accrual Relief Act Reduction                                                     0.00
                          Class B1 Interest Accrual Relief Act Reduction                                                     0.00
                          Class B2 Interest Accrual Relief Act Reduction                                                     0.00
                          Class B3 Interest Accrual Relief Act Reduction                                                     0.00
                          Class R Interest Accrual Relief Act Reduction                                                      0.00

Section 4.05(a)           Net Prepayment Interest Shortfalls                                                                 0.00
                          Class A Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                          Class S Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                          Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class B3 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class R Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00

                          Beginning Cap Contract Balance                                                           354,777,337.16
                          Current Period Cap Contract Amount                                                                 0.00
                          Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                                  0.00
                          Cap Contract Amount Paid to C Class                                                                0.00
                          Ending Cap Contract Balance                                                              346,923,039.62

Section 4.05(a)           Class A Interest Carryover Amount                                                                  0.00
                          Class A Unpaid Interest Carryover Amount                                                           0.00

                          Class M1 Interest Carryover Amount                                                                 0.00
                          Class M1 Unpaid Interest Carryover Amount                                                          0.00
                          Class M2 Interest Carryover Amount                                                                 0.00
                          Class M3 Interest Carryover Amount                                                                 0.00

                          Class M3 Unpaid Interest Carryover Amount                                                          0.00
                          Class M2 Unpaid Interest Carryover Amount                                                          0.00


                          Class B1 Interest Carryover Amount                                                                 0.00
                          Class B1 Unpaid Interest Carryover Amount                                                          0.00

                          Class B2 Interest Carryover Amount                                                                 0.00
                          Class B2 Unpaid Interest Carryover Amount                                                          0.00

                          Class B3 Interest Carryover Amount                                                                 0.00
                          Class B3 Unpaid Interest Carryover Amount                                                          0.00

                          Class R Interest Carryover Amount                                                                  0.00
                          Class R Unpaid Interest Carryover Amount                                                           0.00

Section 4.05(a)           Available Funds                                                                            4,124,175.81
                          Interest Remittance Amount                                                                 2,102,678.71
                          Principal Remittance Amount                                                                2,021,497.10

Sec 4.06(ii) Class C Distributable Amount                                                                            1,415,684.38

Interest Earnings on Certificate Account Paid to Seller                                                                    250.24
                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.